UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_______________________________

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
GARTNER, INC.
(Name of Registrant as Specified in Its Charter)
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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

GARTNER, INC.

2025 Annual Meeting
Vote by May 28, 2025
11:59 PM ET

Gartner®

GARTNER, INC.
ATTN: INVESTOR RELATIONS
56 TOP GALLANT ROAD
STAMFORD, CT 06902

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You invested in GARTNER, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting one prior to May 15, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 29, 2025
10:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/IT2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete meeting materials that are available to you on the Internet. You may view the meeting materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the meeting materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors to be elected for terms expiring in 2026:	
	Nominees:	
1a.	Peter E. Bisson	For
1b.	Richard J. Bressler	For
1c.	Raul E. Cesan	For
1d.	Karen E. Dykstra	For
1e.	Diana S. Ferguson	For
1f.	Anne Sutherland Fuchs	For
1g.	William O. Grabe	For
1h.	José M. Gutiérrez	For
1i.	Eugene A. Hall	For
1j.	Stephen G. Pagliuca	For
1k.	Eileen M. Serra	For
2.	Approval, on an advisory basis, of the compensation of our named executive officers.	For
3.	Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2025 fiscal year.	For

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